Exhibit No. 99.3

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Financial Statements of Capital Beverage and Prospect give effect to the merger between Capital and Prospect under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Capital Beverage would actually have been if the merger had in fact occurred on January 1, 2001 or January 1, 2000, nor do they purport to project the results of operations or financial position of Capital Beverage for any future period or as of any date, respectively. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values and useful lives of assets acquired and liabilities assumed are based on preliminary valuation and are subject to final valuation adjustments.

     These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Capital Beverage and Prospect.

     The consolidated financial statements of Capital Beverage for the year ended December 31, 2000, are derived from audited consolidated financial statements and are included in the Form 10-KSB/A as filed by Capital Beverage on June 4, 2001, with the Securities and Exchange Commission. The consolidated financial statements of Capital Beverage for the three months ended March 31, 2001, are derived from unaudited consolidated financial statements and are included in the Form 10-QSB as filed by Capital Beverage on May 15, 2001, with the Securities and Exchange Commission.

     You should read the financial information in this section along with Capital Beverage's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                          Capital Beverage Corporation
                   Unaudited Pro Forma Combined Balance Sheet
                                 March 31, 2001



                                                                                  Pro Forma adjustments
                                                                            -----------------------------------
                                             CAPITAL          PROSPECT            DR                 CR              Pro Forma
                                          --------------    ------------    ----------------   ----------------   ---------------
Assets

Cash                                     $     137,924    $        -                                             $       137,924
Accounts receivable, net                       421,540          171,838                                                  593,378
Inventories                                    529,239        1,456,664                                                1,985,903
Prepaid expenses and other                      17,145            1,033                                                   18,178
                                          --------------    ------------                                          ---------------
   Total Current Assets                      1,105,848        1,629,535                                                2,735,383

Property and equipment                         241,265           57,707                                                  298,972

Intangible assets                              760,000        5,028,946   $         960,731                            6,749,677
Deferred expenses                              225,539             -                                                     225,539
Other assets                                    32,703          130,780                                                  163,483
                                          --------------    ------------                                          ---------------

   Total Assets                          $   2,365,355    $   6,846,968                                          $    10,173,054
                                          ==============    ============                                          ===============

Liabilities and Stockholders' Equity

Accounts payable                         $     339,813    $   2,518,677                                          $     2,858,490
Note payable-bank                                 -           3,726,772                                                3,726,772
Accrued expenses and taxes                     179,092           49,809                                                  228,901
Loan payable - stockholder                        -              70,000                                                   70,000
Customer deposits payable                         -             121,791                                                  121,791
Current portion of long-term debt               82,786             -                                                      82,786
Current portion of
 capital lease obligations                      40,785             -                                                      40,785
Accrued dividends on preferred stock           200,000             -                                                     200,000
                                          --------------    ------------                                          ---------------
   Total Current Liabilities                   842,476        6,487,049                                                7,329,525

Capital lease obligations                      155,292             -                                                     155,292

Long-term debt                                 382,866          940,650                                                1,323,516

Stockholders' equity (deficit):
Common Stock, 2,678,409 actual shares;
      3,178,409 pro forma shares                 2,679             -                           $           500             3,179
Additional paid-in capital                   5,368,273        2,221,674           2,221,674            379,500         5,747,773
Accumulated deficit                         (4,386,231)      (2,802,405)                             2,802,405        (4,386,231)
                                          --------------    ------------                                          ---------------
   Total Stockholders' Equity (deficit)        984,721         (580,731)                                               1,364,721
                                          --------------    ------------                                          ---------------

                                         $   2,365,355    $   6,846,968                                         $     10,173,054
                                          ==============    ============                                          ===============





              See notes to unaudited pro forma financial statements

                          Capital Beverage Corporation
                          Unaudited Pro Forma Combined
                            Statements of Operations
                          Year Ended December 31, 2000


                                                                                    Pro Forma adjustments
                                                                              -----------------------------------
                                     CAPITAL                PROSPECT                 DR                CR               Pro Forma
                               ------------------    ---------------------    ----------------   ----------------    ---------------
Net sales                    $       17,172,121    $         18,870,473                                            $   36,042,594
Cost of sales                        14,537,102              16,243,991                                                30,781,093
                               -------------------   ---------------------                                           ---------------
Gross profit                          2,635,019               2,626,482                                                 5,261,501
                               -------------------   ---------------------                                           ---------------

Selling and delivery                  1,214,583               1,596,933                                                 2,811,516
General and administrative            2,418,094               2,450,116     $       48,000                              4,868,210
                               -------------------   ---------------------                                           ---------------
 Total Operating Expenses             3,632,677               4,047,049                                                 7,679,726
                               -------------------   ---------------------                                           ---------------

Operating Loss                         (997,658)             (1,420,567)                                               (2,418,225)

Interest income                          29,689                     935                                                    30,624
Interest expense                        (55,872)               (449,545)                                                 (505,417)
                                -------------------   ---------------------                                          ---------------
Net Loss                             (1,023,841)             (1,869,177)                                               (2,893,018)

Preferred stock dividends               (45,500)                   -                                                      (45,500)
Income taxes                               -                       (625)                                                     (625)
                                -------------------   ---------------------                                          ---------------

Net loss applicable
 to common shareholders      $       (1,069,341)    $        (1,869,802)                                           $   (2,939,143)
                                ===================   =====================                                          ===============

Net loss per share
 - Basic and diluted         $            (0.42)    $             -                                                $        (0.97)
                                ===================   =====================                                          ===============

WEIGHTED AVERAGE SHARES               2,528,409                   -                500,000                              3,028,409
                                ===================   =====================                                          ===============





              See notes to unaudited pro forma financial statements

                          Capital Beverage Corporation
                          Unaudited Pro Forma Combined
                            Statements of Operations
                        Three Months Ended March 31, 2001


                                                                                Pro Forma adjustments
                                                                          ------------------------------------
                                       CAPITAL              PROSPECT             DR                CR                Pro Forma
                                  ----------------     ----------------   ----------------    ----------------   ----------------
Net sales                       $       2,632,568    $       4,474,369                                         $       7,106,937
Cost of sales                           2,154,529            3,609,787                                                 5,764,316
                                  ----------------     ----------------                                          ----------------
Gross profit                              478,039              864,582                                                 1,342,621

Selling and delivery                      233,020              382,649                                                   615,669
General and administrative                566,961              674,330  $       12,000                                 1,253,291
                                  ----------------     ----------------                                          ----------------
 Total Operating Expenses                 799,981            1,056,979                                                 1,868,960

Operating Loss                           (321,942)            (192,397)                                                 (526,339)

Interest income                               120                  184                                                       304
Interest expense                          (15,048)            (124,699)                                                 (139,747)
                                  ----------------     ----------------                                          ----------------

Net Loss                        $        (336,870)   $        (316,912)                                        $        (665,782)
                                  ================     ================                                          ================

Net loss per share
 - Basic and diluted            $           (0.13)   $            -                                            $           (0.21)
                                  ================     ================                                          ================

WEIGHTED AVERAGE SHARES                 2,678,409                 -            500,000                                 3,178,409



              See notes to unaudited pro forma financial statements

                          Capital Beverage Corporation
                         Unaudited Pro Forma Adjustments

Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments - Statements of Operations Year Ended December 31, 2000
-----------------------------------------------------------------------------

                                                       DR               CR
                                                       --               --

Amortization expense                            $    48,000
 Accumulated amortization - Intangible assets                     $   48,000

To amortize increase in intangible assets over 20 years


Pro Forma adjustments - Balance Sheet March 31, 2001
----------------------------------------------------

Additional paid-in capital                        2,221,674
Intangible assets                                   580,731
 Accumulated deficit                                               2,802,405

Intangible assets                                   380,000
 Common Stock                                                            500
 Additional paid-in capital                                          379,500

To record the acquisition of certain assets and liabilities of Prospect by Capital Beverage for five hundred thousand (500,000) shares of Capital Beverage common stock. The acqusition was accounted for under the purchase method of accounting. The common stock issued to Prospect shareholders was recorded at $.76 ($.84 closing price on May 4, 2001 less a 10% discount) per share. Prospect's accumulated deficit and additional paid-in capital were eliminated against intangible assets.


Pro Forma  adjustments - Statements  of Operations  Three Months Ended March 31,
2001
--------------------------------------------------------------------------------

Amortization expense                                 12,000
 Accumulated amortization - Intangible assets                         12,000

To amortize increase in intangible assets over 20 years



             See notes from unaudited pro forma financial statements